Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended March 31		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$140,810	$113,936	$26,874	23.6%
Interest expense	42,562	30,969	11,593	37.4%

Net Interest Income	98,248	82,967	15,281	18.4%
Provision for loan losses	800	1,740	(940)	-54.0%
Investment securities gains	3,315	5,828	(2,513)	-43.1%
Other income	32,538	26,210	6,328	24.1%
Other expenses	73,731	62,272	11,459	18.4%

Income Before Income Taxes	59,570	50,993	8,577	16.8%
Income taxes	18,039	15,147	2,892	19.1%

Net Income	$41,531	$35,846	$5,685	15.9%

Fully taxable equivalent (FTE) net interest income	$100,592	$85,313	$15,279	17.9%

PER-SHARE DATA:
Net income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.31	0.02	6.5%
Cash dividends	0.165	0.152	0.013	8.6%

ENDING BALANCES:
Total assets	$11,418,278	$9,620,191	$1,798,087	18.7%
Loans, net of unearned income	7,747,301	6,217,077	1,530,224	24.6%
Deposits	7,981,147	6,784,175	1,196,972	17.6%
Short-term borrowings	1,265,360	1,182,473	82,887	7.0%
Long-term debt	773,129	571,964	201,165	35.2%
Shareholders’ equity	1,235,519	968,449	267,070	27.6%

AVERAGE BALANCES:
Total assets	$11,210,219	$9,676,495	$1,533,724	15.8%
Loans, net of unearned income	7,675,034	6,187,988	1,487,046	24.0%
Deposits	7,912,299	6,718,058	1,194,241	17.8%
Short-term borrowings	1,239,454	1,345,285	(105,831)	-7.9%
Long-term debt	681,450	570,075	111,375	19.5%
Shareholders’ equity	1,249,868	949,725	300,143	31.6%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	March 31 2005	December 31 2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$140,810	$130,736	$10,074	7.7%
Interest expense	42,562	37,261	5,301	14.2%

Net Interest Income	98,248	93,475	4,773	5.1%
Provision for loan losses	800	1,052	(252)	-24.0%
Investment securities gains	3,315	3,199	116	3.6%
Other income	32,538	31,970	568	1.8%
Other expenses	73,731	70,470	3,261	4.6%

Income Before Income Taxes	59,570	57,122	2,448	4.3%
Income taxes	18,039	17,035	1,004	5.9%

Net Income	$41,531	$40,087	$1,444	3.6%

Fully taxable equivalent (FTE) net interest income	$100,592	$95,599	$4,993	5.2%

PER-SHARE DATA:
Net income:
Basic	$0.33	$0.33	$—	—
Diluted	0.33	0.33	—	—
Cash dividends	0.165	0.165	—	—

ENDING BALANCES:
Total assets	$11,418,278	$11,158,351	$259,927	2.3%
Loans, net of unearned income	7,747,301	7,584,547	162,754	2.1%
Deposits	7,981,147	7,895,524	85,623	1.1%
Short-term borrowings	1,265,360	1,194,524	70,836	5.9%
Long-term debt	773,129	684,236	88,893	13.0%
Shareholders’ equity	1,235,519	1,242,290	(6,771)	-0.5%

AVERAGE BALANCES:
Total assets	$11,210,219	$10,542,258	667,961	6.3%
Loans, net of unearned income	7,675,034	7,304,717	370,317	5.1%
Deposits	7,912,299	7,508,299	404,000	5.4%
Short-term borrowings	1,239,454	1,117,620	121,834	10.9%
Long-term debt	681,450	668,239	13,211	2.0%
Shareholders’ equity	1,249,868	1,119,427	130,441	11.7%

FULTON FINANCIAL CORPORATION

CONSOLIDATED CONDENSED ENDING BALANCE SHEET (UNAUDITED)

	March 31		Variance
	2005	2004	$	%
	(in thousands)
ASSETS
Cash and due from banks	$336,039	$308,269	$27,770	9.0%
Mortgage loans held for sale	163,004	28,818	134,186	465.6%
Other interest-earning assets	84,123	3,949	80,174	2030.2%
Investment securities	2,385,358	2,713,791	(328,433)	-12.1%
Loans, net of allowance	7,657,174	6,138,806	1,518,368	24.7%
Premises and equipment	149,492	120,372	29,120	24.2%
Accrued interest receivable	42,214	32,828	9,386	28.6%
Goodwill and intangible assets	388,260	148,860	239,400	160.8%
Other assets	212,614	124,498	88,116	70.8%

Total Assets	$11,418,278	$9,620,191	$1,798,087	18.7%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$7,981,147	$6,784,175	$1,196,972	17.6%
Short-term borrowings	1,265,360	1,182,473	82,887	7.0%
Long-term debt	773,129	571,964	201,165	35.2%
Other liabilities	163,123	113,130	49,993	44.2%

Total Liabilities	10,182,759	8,651,742	1,531,017	17.7%

Shareholders’ equity	1,235,519	968,449	267,070	27.6%

Total Liabilities and Shareholders’ Equity	$11,418,278	$9,620,191	$1,798,087	18.7%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial, industrial and financial	$1,975,980	$1,621,583	$354,397	21.9%
Commercial - agricultural	319,647	339,032	(19,385)	-5.7%
Real estate - construction	690,326	289,271	401,055	138.6%
Real estate - residential mortgage	556,966	436,043	120,923	27.7%
Real estate - commercial mortgage	2,540,554	2,042,234	498,320	24.4%
Real estate - home equity	1,110,126	914,891	195,235	21.3%
Consumer	496,031	508,518	(12,487)	-2.5%
Leasing and other	57,671	65,505	(7,834)	-12.0%

Total Loans, net of unearned income	$7,747,301	$6,217,077	$1,530,224	24.6%

Deposits, by type:
Noninterest-bearing demand	$1,579,400	$1,328,266	251,134	18.9%
Interest-bearing demand	1,479,124	1,269,315	209,809	16.5%
Savings deposits	1,916,942	1,771,865	145,077	8.2%
Time deposits	3,005,681	2,414,729	590,952	24.5%

Total Deposits	$7,981,147	$6,784,175	$1,196,972	17.6%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended March 31		Variance
	2005	2004	$	%
	(in thousands)
Interest Income:
Loans, including fees	$116,628	$88,466	$28,162	31.8%
Investment securities:
Taxable	18,261	21,736	(3,475)	-16.0%
Tax-exempt	2,849	2,533	316	12.5%
Dividends	1,084	952	132	13.9%
Mortgage loans held for sale	1,812	239	1,573	658.2%
Other interest income	176	10	166	1660.0%

Total Interest Income	140,810	113,936	26,874	23.6%

Interest Expense:
Deposits	27,808	20,350	7,458	36.6%
Short-term borrowings	6,824	3,327	3,497	105.1%
Long-term debt	7,930	7,292	638	8.7%

Total Interest Expense	42,562	30,969	11,593	37.4%

Net Interest Income	98,248	82,967	15,281	18.4%
Provision for loan losses	800	1,740	(940)	-54.0%

Net Interest Income after Provision	97,448	81,227	16,221	20.0%

Other Income:
Investment management & trust services	9,019	8,645	374	4.3%
Service charges on deposit accounts	9,332	9,505	(173)	-1.8%
Other service charges and fees	5,556	5,026	530	10.5%
Gain on sale of mortgage loans	6,049	1,714	4,335	252.9%
Investment securities gains	3,315	5,828	(2,513)	-43.1%
Other	2,582	1,320	1,262	95.6%

Total Other Income	35,853	32,038	3,815	11.9%

Other Expenses:
Salaries and employee benefits	44,201	36,758	7,443	20.2%
Net occupancy expense	7,498	5,518	1,980	35.9%
Equipment expense	3,070	2,641	429	16.2%
Data processing	3,169	2,819	350	12.4%
Advertising	1,973	1,528	445	29.1%
Intangible amortization	1,179	991	188	19.0%
Other	12,641	12,017	624	5.2%

Total Other Expenses	73,731	62,272	11,459	18.4%

Income Before Income Taxes	59,570	50,993	8,577	16.8%
Income taxes	18,039	15,147	2,892	19.1%

Net Income	$41,531	$35,846	$5,685	15.9%

SHARE PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.31	0.02	6.5%

Cash dividends	$0.165	$0.152	0.01	8.6%
Book value	9.82	8.51	1.31	15.4%
Tangible book value	6.73	7.21	(0.48)	-6.7%

Weighted average shares (basic)	125,881	113,691	12,190	10.7%
Weighted average shares (diluted)	127,431	114,681	12,750	11.1%
Shares outstanding, end of period	125,872	113,738	12,134	10.7%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.50%	1.49%
Return on average equity	13.48%	15.18%
Return on average equity (tangible)	19.56%	17.94%
Net interest margin	3.95%	3.79%
Efficiency ratio	54.5%	55.0%
Average equity to average assets	11.1%	9.8%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended March 31
	2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$7,675,034	$116,628	6.16%	$6,187,988	$88,466	5.75%
Taxable investment securities	1,983,864	18,261	3.73%	2,402,420	21,736	3.64%
Tax-exempt investment securitites	335,355	2,849	3.45%	276,143	2,533	3.69%
Equity securities	123,800	1,084	3.55%	131,553	952	2.91%

Total Investment Securities	2,443,019	22,194	3.68%	2,810,116	25,221	3.61%

Mortgage loans held for sale	112,619	1,812	6.53%	15,212	239	6.32%
Other interest-earning assets	28,699	176	2.49%	3,741	10	1.08%

Total Interest-earning Assets	10,259,371	140,810	5.57%	9,017,057	113,936	5.08%

Noninterest-earning assets:
Cash and due from banks	322,793			300,789
Premises and equipment	149,017			121,428
Other assets	569,527			315,953
Less: allowance for loan losses	(90,489)			(78,732)

Total Assets	$11,210,219			$9,676,495

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,494,984	$2,970	0.81%	$1,268,671	$1,355	0.43%
Savings deposits	1,911,820	4,466	0.95%	1,760,104	2,507	0.57%
Time deposits	2,996,377	20,372	2.76%	2,431,742	16,488	2.73%

Total Interest-bearing Deposits	6,403,181	27,808	1.76%	5,460,517	20,350	1.50%
Short-term borrowings	1,239,454	6,824	2.23%	1,345,285	3,327	0.99%
Long-term debt	681,450	7,930	4.72%	570,075	7,292	5.14%

Total Interest-bearing Liabilities	8,324,085	42,562	2.07%	7,375,877	30,969	1.69%

Noninterest-bearing liabilities:
Demand deposits	1,509,118			1,257,541
Other	127,148			93,352

Total Liabilities	9,960,351			8,726,770

Shareholders’ equity	1,249,868			949,725

Total Liabilities and Shareholders’ Equity	$11,210,219			$9,676,495

Net interest income		$98,248			$82,967

Net interest margin (FTE)			3.95%			3.79%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

CONSOLIDATED CONDENSED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	March 31 2005	December 31 2004	$	%
	(in thousands)
ASSETS
Cash and due from banks	$336,039	$278,065	$57,974	20.8%
Mortgage loans held for sale	163,004	158,872	4,132	2.6%
Other interest-earning assets	84,123	36,688	47,435	129.3%
Investment securities	2,385,358	2,449,859	(64,501)	-2.6%
Loans, net of allowance	7,657,174	7,494,920	162,254	2.2%
Premises and equipment	149,492	146,911	2,581	1.8%
Accrued interest receivable	42,214	40,633	1,581	3.9%
Goodwill and intangible assets	388,260	389,322	(1,062)	-0.3%
Other assets	212,614	163,081	49,533	30.4%

Total Assets	$11,418,278	$11,158,351	$259,927	2.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$7,981,147	7,895,524	85,623	1.1%
Short-term borrowings	1,265,360	1,194,524	70,836	5.9%
Long-term debt	773,129	684,236	88,893	13.0%
Other liabilities	163,123	141,777	21,346	15.1%

Total Liabilities	10,182,759	9,916,061	266,698	2.7%

Shareholders’ equity	1,235,519	1,242,290	(6,771)	-0.5%

Total Liabilities and Shareholders’ Equity	$11,418,278	$11,158,351	$259,927	2.3%

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial, industrial and financial	$1,975,980	$1,946,962	$29,018	1.5%
Commercial - agricultural	319,647	326,176	(6,529)	-2.0%
Real estate - construction	690,326	626,786	63,540	10.1%
Real estate - residential mortgage	556,966	543,072	13,894	2.6%
Real estate - commercial mortgage	2,540,554	2,461,016	79,538	3.2%
Real estate - home equity	1,110,126	1,108,249	1,877	0.2%
Consumer	496,031	506,290	(10,259)	-2.0%
Leasing and other	57,671	65,996	(8,325)	-12.6%

Total Loans, net of unearned income	$7,747,301	$7,584,547	$162,754	2.1%

Deposits, by type:
Noninterest-bearing demand	$1,579,400	$1,507,799	$71,601	4.7%
Interest-bearing demand	1,479,124	1,501,476	(22,352)	-1.5%
Savings deposits	1,916,942	1,917,203	(261)	0.0%
Time deposits	3,005,681	2,969,046	36,635	1.2%

Total Deposits	$7,981,147	$7,895,524	$85,623	1.1%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	March 31 2005	December 31 2004	$	%
	(in thousands)
Interest Income:
Loans, including fees	$116,628	$108,373	$8,255	7.6%
Investment securities:
Taxable	18,261	17,157	1,104	6.4%
Tax-exempt	2,849	2,073	776	37.4%
Dividends	1,084	1,044	40	3.8%
Mortgage loans held for sale	1,812	2,041	(229)	-11.2%
Other interest-earning assets	176	48	128	266.7%

Total Interest Income	140,810	130,736	10,074	7.7%

Interest Expense:
Deposits	27,808	24,440	3,368	13.8%
Short-term borrowings	6,824	4,880	1,944	39.8%
Long-term debt	7,930	7,941	(11)	-0.1%

Total Interest Expense	42,562	37,261	5,301	14.2%

Net Interest Income	98,248	93,475	4,773	5.1%
Provision for Loan Losses	800	1,052	(252)	-24.0%

Net Interest Income after Provision	97,448	92,423	5,025	5.4%

Other Income:
Investment management & trust services	9,019	8,885	134	1.5%
Service charges on deposit accounts	9,332	9,835	(503)	-5.1%
Other service charges and fees	5,556	5,131	425	8.3%
Gain on sale of mortgage loans	6,049	5,803	246	4.2%
Investment securities gains	3,315	3,199	116	3.6%
Other	2,582	2,316	266	11.5%

Total Other Income	35,853	35,169	684	1.9%

Other Expenses:
Salaries and employee benefits	44,201	41,422	2,779	6.7%
Net occupancy expense	7,498	6,277	1,221	19.5%
Equipment expense	3,070	2,674	396	14.8%
Data processing	3,169	2,828	341	12.1%
Advertising	1,973	1,870	103	5.5%
Intangible amortization	1,179	1,146	33	2.9%
Other	12,641	14,253	(1,612)	-11.3%

Total Other Expenses	73,731	70,470	3,261	4.6%

Income Before Income Taxes	59,570	57,122	2,448	4.3%
Income taxes	18,039	17,035	1,004	5.9%

Net Income	$41,531	$40,087	$1,444	3.6%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.33	$—	—
Diluted	0.33	0.33	—	—

Cash dividends	$0.165	$0.165	—	—
Book value	9.82	9.88	(0.06)	-0.6%
Tangible book value	6.73	6.78	(0.05)	-0.7%

Weighted average shares (basic)	125,881	120,402	5,479	4.6%
Weighted average shares (diluted)	127,431	121,679	5,752	4.7%
Shares outstanding, end of period	125,872	125,720	152	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.50%	1.51%
Return on average equity	13.48%	14.25%
Return on average equity (tangible)	19.56%	19.42%
Net interest margin	3.95%	3.92%
Efficiency ratio	54.5%	54.4%
Average equity to average assets	11.1%	10.6%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	March 31, 2005			December 31, 2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$7,675,034	$116,628	6.16%	$7,304,563	$108,373	5.90%
Taxable investment securities	1,983,864	18,261	3.73%	1,909,616	17,157	3.57%
Tax-exempt investment securities	335,355	2,849	3.45%	246,531	2,073	3.35%
Equity securities	123,800	1,084	3.55%	128,147	1,044	3.24%

Total Investment Securities	2,443,019	22,194	3.68%	2,284,294	20,274	3.53%
Mortgage loans held for sale	112,619	1,812	6.53%	115,349	2,041	7.18%
Other interest-earning assets	28,699	176	2.49%	7,679	48	2.54%

Total Interest-earning Assets	10,259,371	140,810	5.57%	9,711,885	130,736	5.36%

Noninterest-earning assets:
Cash and due from banks	322,793			305,087
Premises and equipment	149,017			132,603
Other assets	569,527			479,733
Less: allowance for loan losses	(90,489)			(87,204)

Total Assets	$11,210,219			$10,542,104

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,494,984	$2,970	0.81%	$1,428,307	$2,349	0.65%
Savings deposits	1,911,820	4,466	0.95%	1,899,260	3,813	0.80%
Time deposits	2,996,377	20,372	2.76%	2,734,507	18,278	2.66%

Total Interest-bearing Deposits	6,403,181	27,808	1.76%	6,062,074	24,440	1.60%

Short-term borrowings	1,239,454	6,824	2.23%	1,117,620	4,880	1.74%
Long-term debt	681,450	7,930	4.72%	668,239	7,941	4.73%

Total Interest-bearing Liabilities	8,324,085	42,562	2.07%	7,847,933	37,261	1.89%

Noninterest-bearing liabilities:
Demand deposits	1,509,118			1,446,225
Other	127,148			128,519

Total Liabilities	9,960,351			9,422,677

Shareholders’ equity	1,249,868			1,119,427

Total Liabilities and Shareholders’ Equity	$11,210,219			$10,542,104

Net interest income		$98,248			$93,475

Net interest margin (FTE)			3.95%			3.92%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended March 31
	2005	2004
	(in thousands)
Gross charge-offs	$1,819	$2,688
Recoveries	1,519	1,519

Net Charge-offs	$300	$1,169

Net charge-offs to average loans	0.02%	0.08%

Non-accrual loans	$19,232	$19,594
Accruing loans 90+ days overdue	6,545	10,758
Other real estate owned	3,244	356

Total Non-Performing Assets	$29,021	$30,708

Non-accrual loans to total loans	0.25%	0.32%
Non-performing assets to total loans and OREO	0.37%	0.49%
Non-performing assets to total assets	0.25%	0.32%
Allowance for loan losses to loans outstanding	1.16%	1.26%

	Quarter Ended
	March 31 2005	December 31 2004
	(in thousands)
Gross charge-offs	$1,819	$2,588
Recoveries	1,519	882

Net Charge-offs	$300	$1,706

Net charge-offs to average loans	0.02%	0.09%

Non-accrual loans	$19,232	$22,574
Accruing loans 90+ days overdue	6,545	8,318
Other real estate owned	3,244	2,209

Total Non-Performing Assets	$29,021	$33,101

Non-accrual loans to total loans	0.25%	0.30%
Non-performing assets to total loans and OREO	0.37%	0.44%
Non-performing assets to total assets	0.25%	0.30%
Allowance to loans	1.16%	1.18%